EXHIBIT 99.1

StoneX Group Inc. Reports Fiscal 2024 Second Quarter Financial Results

Quarterly Operating Revenues of $818.2 million, up 16%
Quarterly Net Income of $53.1 million, ROE of 14.0%
Quarterly Diluted EPS of $1.63 per share, up 25%

New York, NY – May 8, 2024 – StoneX Group Inc. (the “Company”; NASDAQ: SNEX), a global financial services network that connects companies, organizations, traders and investors to the global market ecosystem through a unique blend of digital platforms, end-to-end clearing and execution services, high touch service and deep expertise, today announced its financial results for the fiscal year 2024 second quarter ended March 31, 2024.
Sean M. O’Connor, the Company’s CEO, stated, “We are reporting solid results for our second fiscal quarter due in large part to the diversification of both our product offering and client base, with net income of $53.1 million, up 27% versus the prior year quarter, and diluted EPS of $1.63, representing a 14.0% return on equity for the quarter and 17.4% for the trailing twelve months. These results included $9.1 million in unrealized losses, or approximately $0.20 per share, on derivative positions held against precious metals inventories carried at cost, which are short term in nature and will be reversed in subsequent quarters when these inventories are sold. We are well-positioned to continue to deliver superior returns to our shareholders in the future.”

StoneX Group Inc. Summary Financials
Consolidated financial statements for the Company will be included in our Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission (the “SEC”). Upon filing, the Quarterly Report on Form 10-Q will also be made available on the Company’s website at www.stonex.com.

	Three Months Ended March 31,			Six Months Ended March 31,
(Unaudited) (in millions, except share and per share amounts)	2024	2023	% Change	2024	2023	% Change
Revenues:
Sales of physical commodities	$21,321.9	$15,506.2	38%	$40,142.8	$27,909.6	44%
Principal gains, net	281.8	256.6	10%	575.6	510.8	13%
Commission and clearing fees	136.2	130.7	4%	265.9	248.7	7%
Consulting, management, and account fees	40.2	40.7	(1)%	78.7	80.5	(2)%
Interest income	326.0	226.8	44%	616.1	423.0	46%
Total revenues	22,106.1	16,161.0	37%	41,679.1	29,172.6	43%
Cost of sales of physical commodities	21,287.9	15,456.6	38%	40,076.7	27,813.4	44%
Operating revenues	818.2	704.4	16%	1,602.4	1,359.2	18%
Transaction-based clearing expenses	78.5	69.2	13%	152.8	136.5	12%
Introducing broker commissions	42.0	42.2	—%	81.1	79.0	3%
Interest expense	259.2	178.7	45%	495.2	333.0	49%
Interest expense on corporate funding	16.2	14.9	9%	29.4	29.3	—%
Net operating revenues	422.3	399.4	6%	843.9	781.4	8%
Compensation and other expenses:
Variable compensation and benefits	123.7	121.8	2%	245.6	240.3	2%
Fixed compensation and benefits	110.7	110.7	—%	206.9	191.2	8%
Trading systems and market information	19.4	17.8	9%	38.1	35.5	7%
Professional fees	19.3	11.3	71%	35.0	27.2	29%
Non-trading technology and support	18.0	16.2	11%	34.9	31.0	13%
Occupancy and equipment rental	13.6	10.6	28%	21.3	19.5	9%
Selling and marketing	15.6	14.2	10%	27.3	27.1	1%
Travel and business development	7.1	5.8	22%	14.2	11.5	23%
Communications	2.3	2.1	10%	4.5	4.3	5%
Depreciation and amortization	12.3	13.1	(6)%	23.5	25.8	(9)%
Bad debts (recoveries), net	(0.4)	3.0	n/m	(0.7)	3.7	n/m
Other	15.3	15.3	—%	32.2	34.7	(7)%
Total compensation and other expenses	356.9	341.9	4%	682.8	651.8	5%
Gain on acquisition and other gain	6.9	—	n/m	6.9	23.5	(71)%
Income before tax	72.3	57.5	26%	168.0	153.1	10%
Income tax expense	19.2	15.8	22%	45.8	34.8	32%
Net income	$53.1	$41.7	27%	$122.2	$118.3	3%
Earnings per share: (1)
Basic	$1.68	$1.35	24%	$3.88	$3.85	1%
Diluted	$1.63	$1.30	25%	$3.76	$3.71	1%
Weighted-average number of common shares outstanding: (1)
Basic	30,473,856	29,895,041	2%	30,352,824	29,775,078	2%
Diluted	31,498,943	30,931,792	2%	31,373,739	30,830,870	2%

Return on equity (“ROE”)	14.0%	13.8%		16.7%	20.4%
ROE on tangible book value	14.8%	14.9%		17.7%	22.1%
n/m = not meaningful to present as a percentage

(1)
On November 24, 2023, the Company effected a three-for-two stock dividend to stockholders of record as of November 17, 2023. The stock split increased the number of shares of common stock outstanding. All share and per share amounts have been retroactively adjusted for the stock split.

The following table presents our consolidated operating revenues by segment for the periods indicated.

	Three Months Ended March 31,			Six Months Ended March 31,
(in millions)	2024	2023	% Change	2024	2023	% Change
Segment operating revenues represented by:
Commercial	$200.5	$220.1	(9)%	$398.9	$402.5	(1)%
Institutional	463.4	362.5	28%	899.1	706.0	27%
Retail	102.0	78.6	30%	194.5	149.1	30%
Payments	49.3	49.8	(1)%	109.9	105.2	4%
Corporate	14.4	2.5	476%	23.6	15.3	54%
Eliminations	(11.4)	(9.1)	25%	(23.6)	(18.9)	25%
Operating revenues	$818.2	$704.4	16%	$1,602.4	$1,359.2	18%
The following table presents our consolidated income by segment for the periods indicated.

	Three Months Ended March 31,			Six Months Ended March 31,
(in millions)	2024	2023	% Change	2024	2023	% Change
Segment income represented by:
Commercial	$85.6	$102.9	(17)%	$172.8	$185.7	(7)%
Institutional	61.3	55.8	10%	126.5	117.8	7%
Retail	33.2	4.8	592%	61.9	0.6	n/m
Payments	24.6	15.9	55%	59.6	48.2	24%
Total segment income	$204.7	$179.4	14%	$420.8	$352.3	19%
Reconciliation of segment income to income before tax:
Segment income	$204.7	$179.4	14%	$420.8	$352.3	19%
Net operating revenues (loss) within Corporate (1)	(12.8)	(21.8)	(41)%	(28.4)	(32.9)	(14)%
Overhead costs and expenses	(119.6)	(100.1)	19%	(224.4)	(189.8)	18%
Gain on acquisition	—	—	—%	—	23.5	(100)%
Income before tax	$72.3	$57.5	26%	$168.0	$153.1	10%

(1)	Includes interest expense on corporate funding.
Key Operating Metrics
The tables below present operating revenues disaggregated across the key products we provide to our clients and select operating data and metrics used by management in evaluating our performance, for the periods indicated.

	Three Months Ended March 31,			Six Months Ended March 31,
	2024	2023	% Change	2024	2023	% Change
Operating Revenues (in millions):
Listed derivatives	$111.7	$110.5	1%	$220.9	$210.3	5%
Over-the-counter (“OTC”) derivatives	53.0	57.9	(8)%	97.5	100.4	(3)%
Securities	340.7	249.2	37%	656.9	483.3	36%
FX / Contracts for difference (“CFD”) contracts	80.3	61.8	30%	154.9	110.6	40%
Payments	48.4	48.5	—%	107.8	102.7	5%
Physical contracts	45.9	54.1	(15)%	97.3	113.8	(14)%
Interest / fees earned on client balances	104.2	103.4	1%	202.6	189.6	7%
Other	31.0	25.6	21%	64.5	52.1	24%
Corporate	14.4	2.5	476%	23.6	15.3	54%
Eliminations	(11.4)	(9.1)	25%	(23.6)	(18.9)	25%
	$818.2	$704.4	16%	$1,602.4	$1,359.2	18%
Volumes and Other Select Data:
Listed derivatives (contracts, 000’s)	53,805	41,588	29%	104,563	81,787	28%
Listed derivatives, average rate per contract (1)	$1.98	$2.54	(22)%	$2.01	$2.42	(17)%
Average client equity - listed derivatives (millions)	$6,064	$7,222	(16)%	$6,117	$7,722	(21)%
OTC derivatives (contracts, 000’s)	810	858	(6)%	1,625	1,576	3%
OTC derivatives, average rate per contract	$65.66	$67.94	(3)%	$60.28	$64.37	(6)%
Securities average daily volume (“ADV”) (millions)	$7,473	$5,759	30%	$6,838	$4,995	37%
Securities rate per million (“RPM”) (2)	$239	$282	(15)%	$265	$341	(22)%
Average money market / FDIC sweep client balances (millions)	$1,047	$1,374	(24)%	$1,054	$1,455	(28)%
FX / CFD contracts ADV (millions)	$10,453	$13,490	(23)%	$10,685	$13,160	(19)%
FX / CFD contracts RPM	$120	$72	67%	$114	$67	70%
Payments ADV (millions)	$64	$65	(2)%	$69	$70	(1)%
Payments RPM	$12,327	$11,916	3%	$12,453	$11,655	7%

(1)	Give-up fee revenues, related to contract execution for clients of other FCMs, as well as cash and voice brokerage revenues are excluded from the calculation of listed derivatives, average rate per contract.
(2)	Interest expense associated with our fixed income activities is deducted from operating revenues in the calculation of Securities RPM while interest income related to securities lending is excluded.
Interest expense

	Three Months Ended March 31,			Six Months Ended March 31,
(in millions)	2024	2023	% Change	2024	2023	% Change
Interest expense attributable to:
Trading activities:
Institutional dealer in fixed income securities	$198.0	$119.4	66%	$370.1	$215.7	72%
Securities borrowing	14.0	8.3	69%	28.6	16.2	77%
Client balances on deposit	31.4	37.2	(16)%	67.7	73.7	(8)%
Short-term financing facilities of subsidiaries and other direct interest of operating segments	15.8	13.8	14%	28.8	27.4	5%
	259.2	178.7	45%	495.2	333.0	49%
Corporate funding	16.2	14.9	9%	29.4	29.3	—%
Total interest expense	$275.4	$193.6	42%	$524.6	$362.3	45%
Variable vs. Fixed Expenses
The table below sets forth our variable expenses and non-variable expenses as a percentage of total non-interest expenses for the periods indicated.

	Three Months Ended March 31,				Six Months Ended March 31,
(in millions)	2024	% of Total	2023	% of Total	2024	% of Total	2023	% of Total
Variable compensation and benefits	$123.7	26%	$121.8	27%	$245.6	27%	$240.3	28%
Transaction-based clearing expenses	78.5	16%	69.2	15%	152.8	16%	136.5	16%
Introducing broker commissions	42.0	9%	42.2	9%	81.1	9%	79.0	9%
Total variable expenses	244.2	51%	233.2	51%	479.5	52%	455.8	53%
Fixed compensation and benefits	110.7	23%	110.7	24%	206.9	23%	191.2	22%
Other fixed expenses	122.9	26%	106.4	24%	231.0	25%	216.6	25%
Bad debts (recoveries), net	(0.4)	—%	3.0	1%	(0.7)	—%	3.7	—%
Total non-variable expenses	233.2	49%	220.1	49%	437.2	48%	411.5	47%
Total non-interest expenses	$477.4	100%	$453.3	100%	$916.7	100%	$867.3	100%

Impact of the Gain on Acquisition and Related Amortization
The Company acquired CDI-Societe Cotonniere De Distribution S.A (“CDI”), based in Switzerland, effective October 31, 2022. The results of the six months ended March 31, 2023 include a non-taxable gain of $23.5 million related to the acquisition. The results of the three and six months ended March 31, 2024 and 2023 include amortization expense related to identified intangible assets from this acquisition.
The Company acquired Gain Capital Holdings, Inc. effective August 1, 2020. The results of the three and six months ended March 31, 2024 and 2023 include amortization expense related to identified intangible assets from this acquisition.
When evaluating acquisitions, management considers the gain on acquisition and the amortization expense related to the intangible assets identified and recorded as part of these acquisitions.
The following table presents income before tax, income tax expense, and net income as reported in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The table also presents adjusted income before tax, adjusted income tax expense, and adjusted net income, which are non-GAAP financial measures. The “adjusted” non-GAAP financial measures reflect each item after removing the impact of the gain on acquisition and the related amortization expense of the intangible assets for the three and six months ended March 31, 2024 and 2023, respectively. Management believes that presenting our results excluding the gain on acquisition and the amortization expense related to the intangible assets identified and recorded as part of these acquisitions is meaningful, as it increases the comparability of period-to-period results.

	Three Months Ended March 31,			Six Months Ended March 31,
(in millions)	2024	2023	% Change	2024	2023	% Change
As reported, GAAP:
Income before tax	$72.3	$57.5	26%	$168.0	$153.1	10%
Income tax expense	19.2	15.8	22%	45.8	34.8	32%
Net income	$53.1	$41.7	27%	$122.2	$118.3	3%
Return on equity	14.0%	13.8%	0.2%	16.7%	20.4%	(3.7)%

Adjusted (non-GAAP) (1)
Adjusted income before tax	$73.5	$60.5	21%	$170.5	$135.6	26%
Adjusted income tax expense	19.5	16.7	17%	46.5	36.5	27%
Adjusted net income	$54.0	$43.8	23%	$124.0	$99.1	25%
Adjusted return on equity	14.3%	14.5%	(0.2)%	17.0%	17.1%	(0.1)%

(1)
Adjusted income before tax, adjusted income tax expense, adjusted net income, and adjusted return on equity are non-GAAP financial measures. A reconciliation between the GAAP and non-GAAP amounts listed above is provided in Appendix A.

Segment Information
Segment income is calculated as net contribution less non-variable direct segment costs. These non-variable direct expenses include trader base compensation and benefits, operational charges, trading systems and market information, professional fees, travel and business development, communications, bad debts, trade errors and direct marketing expenses.
Segment income is used by our chief operating decision maker (“CODM”) as the primary measure of segment profit or loss in the evaluation for each of our operating segments. During the three months ended December 31, 2023, we revised our method of allocating certain overhead costs to our operating segments, and, beginning in the three months ended December 31, 2023, the CODM also uses ‘Segment income, less allocation of overhead costs’ as an additional segment measure of our segments’ financial performance. The allocation of overhead costs to operating segments includes the costs associated with compliance, technology, and credit and risk costs. The share of allocated costs is based on resources consumed by the relevant businesses. In addition, the allocation of human resources and occupancy costs is principally based on employee costs within the relevant businesses. The measure of segment profit or loss most consistent with the corresponding amounts in the consolidated financial statements is segment income.
In the accompanying segment tables, ‘Allocation of overhead costs’ has been added beneath ‘Segment income’, which reconciles the segment income measure to the segment income, less allocation of overhead costs measure for the three and six months ended March 31, 2024.

Segment Results
Our business activities are managed through four operating segments, including Commercial, Institutional, Retail and Payments.
The tables below present the financial performance, a disaggregation of operating revenues, and select operating data and metrics used by management in evaluating the performance of our segments, for the periods indicated. Additional information on the performance of our segments will be included in our Quarterly Report on Form 10-Q to be filed with the SEC.
Commercial

	Three Months Ended March 31,			Six Months Ended March 31,
(in millions)	2024	2023	% Change	2024	2023	% Change
Revenues:
Sales of physical commodities	$21,310.0	$15,279.3	39%	$40,119.5	$27,428.7	46%
Principal gains, net	73.7	74.9	(2)%	150.8	144.6	4%
Commission and clearing fees	47.0	44.5	6%	91.3	83.3	10%
Consulting, management and account fees	7.1	6.4	11%	12.9	12.9	—%
Interest income	41.3	45.6	(9)%	82.6	74.7	11%
Total revenues	21,479.1	15,450.7	39%	40,457.1	27,744.2	46%
Cost of sales of physical commodities	21,278.6	15,230.6	40%	40,058.2	27,341.7	47%
Operating revenues	200.5	220.1	(9)%	398.9	402.5	(1)%
Transaction-based clearing expenses	16.9	14.6	16%	32.7	27.8	18%
Introducing broker commissions	10.9	9.9	10%	21.3	17.4	22%
Interest expense	8.5	10.5	(19)%	17.3	19.5	(11)%
Net operating revenues	164.2	185.1	(11)%	327.6	337.8	(3)%
Variable direct compensation and benefits	44.9	44.2	2%	81.9	81.2	1%
Net contribution	119.3	140.9	(15)%	245.7	256.6	(4)%
Fixed compensation and benefits	16.5	16.3	1%	32.0	30.0	7%
Other fixed expenses	24.0	19.3	24%	47.8	38.0	26%
Bad debts (recoveries), net	0.1	2.4	(96)%	—	2.9	(100)%
Non-variable direct expenses	40.6	38.0	7%	79.8	70.9	13%
Other gain	6.9	—	n/m	6.9	—	n/m
Segment income	85.6	102.9	(17)%	172.8	185.7	(7)%
Allocation of overhead costs (1)	8.9	—	n/m	17.7	—	n/m
Segment income, less allocation of overhead costs	$76.7	$102.9	n/m	$155.1	$185.7	n/m

(1)
Includes an allocation of certain overhead costs to our operating segments as noted above for the three and six months ended March 31, 2024. These allocations will be provided on an ongoing basis but have not been calculated for comparable periods.

	Three Months Ended March 31,			Six Months Ended March 31,
	2024	2023	% Change	2024	2023	% Change
Operating Revenues (in millions):
Listed derivatives	$59.1	$61.0	(3)%	$118.5	$114.8	3%
OTC derivatives	53.0	57.9	(8)%	97.5	100.4	(3)%
Physical contracts	43.9	51.9	(15)%	94.5	105.6	(11)%
Interest / fees earned on client balances	38.1	43.4	(12)%	75.3	69.5	8%
Other	6.4	5.9	8%	13.1	12.2	7%
	$200.5	$220.1	(9)%	$398.9	$402.5	(1)%

Volumes and Other Select Data:
Listed derivatives (contracts, 000’s)	9,635	8,625	12%	19,157	16,511	16%
Listed derivatives, average rate per contract (1)	$5.91	$6.97	(15)%	$5.94	$6.75	(12)%
Average client equity - listed derivatives (millions)	$1,684	$1,971	(15)%	$1,692	$2,053	(18)%
Over-the-counter (“OTC”) derivatives (contracts, 000’s)	810	858	(6)%	1,625	1,576	3%
OTC derivatives, average rate per contract	$65.66	$67.94	(3)%	$60.28	$64.37	(6)%

(1)	Give-up fee revenues, related to contract execution for clients of other FCMs, as well as cash and voice brokerage revenues are excluded from the calculation of listed derivatives, average rate per contract.

Institutional

	Three Months Ended March 31,			Six Months Ended March 31,
(in millions)	2024	2023	% Change	2024	2023	% Change
Revenues:
Sales of physical commodities	$—	$—	—%	$—	$—	—%
Principal gains, net	97.6	89.1	10%	200.8	190.3	6%
Commission and clearing fees	74.8	72.9	3%	148.1	140.4	5%
Consulting, management and account fees	17.7	18.8	(6)%	35.0	35.6	(2)%
Interest income	273.3	181.7	50%	515.2	339.7	52%
Total revenues	463.4	362.5	28%	899.1	706.0	27%
Cost of sales of physical commodities	—	—	—%	—	—	—%
Operating revenues	463.4	362.5	28%	899.1	706.0	27%
Transaction-based clearing expenses	56.0	48.3	16%	108.9	95.3	14%
Introducing broker commissions	8.0	10.1	(21)%	15.7	18.7	(16)%
Interest expense	249.6	166.2	50%	476.1	310.9	53%
Net operating revenues	149.8	137.9	9%	298.4	281.1	6%
Variable direct compensation and benefits	47.3	48.6	(3)%	95.7	97.2	(2)%
Net contribution	102.5	89.3	15%	202.7	183.9	10%
Fixed compensation and benefits	20.4	16.1	27%	36.8	28.8	28%
Other fixed expenses	22.2	17.3	28%	41.2	37.3	10%
Bad debts (recoveries), net	(1.4)	0.1	n/m	(1.8)	—	n/m
Non-variable direct expenses	41.2	33.5	23%	76.2	66.1	15%
Segment income	61.3	55.8	10%	$126.5	$117.8	7%
Allocation of overhead costs (1)	13.3	—	n/m	26.1	—	n/m
Segment income, less allocation of overhead costs	$48.0	$55.8	n/m	$100.4	$117.8	n/m

(1)
Includes an allocation of certain overhead costs to our operating segments as noted above for the three and six months ended March 31, 2024. These allocations will be provided on an ongoing basis but have not been calculated for comparable periods.

	Three Months Ended March 31,			Six Months Ended March 31,
	2024	2023	% Change	2024	2023	% Change
Operating Revenues (in millions):
Listed derivatives	$52.6	$49.5	6%	$102.4	$95.5	7%
Securities	314.9	226.8	39%	608.5	439.8	38%
FX contracts	7.6	9.3	(18)%	15.6	18.5	(16)%
Interest / fees earned on client balances	65.4	59.2	10%	125.9	118.5	6%
Other	22.9	17.7	29%	46.7	33.7	39%
	$463.4	$362.5	28%	$899.1	$706.0	27%

Volumes and Other Select Data:
Listed derivatives (contracts, 000’s)	44,170	32,964	34%	85,406	65,276	31%
Listed derivatives, average rate per contract (1)	$1.12	$1.38	(19)%	$1.12	$1.33	(16)%
Average client equity - listed derivatives (millions)	$4,380	$5,251	(17)%	$4,425	$5,669	(22)%
Securities ADV (millions)	$7,473	$5,759	30%	$6,838	$4,995	37%
Securities RPM (2)	$239	$282	(15)%	$265	$341	(22)%
Average money market / FDIC sweep client balances (millions)	$1,047	$1,374	(24)%	$1,054	$1,455	(28)%
FX contracts ADV (millions)	$4,065	$5,080	(20)%	$4,017	$4,974	(19)%
FX contracts RPM	$30	$29	3%	$32	$30	7%

(1)	Give-up fee revenues, related to contract execution for clients of other FCMs, revenues are excluded from the calculation of listed derivatives, average rate per contract.
(2)	Interest expense associated with our fixed income activities is deducted from operating revenues in the calculation of Securities RPM, while interest income related to securities lending is excluded.

Retail

	Three Months Ended March 31,			Six Months Ended March 31,
(in millions)	2024	2023	% Change	2024	2023	% Change
Revenues:
Sales of physical commodities	$11.9	$226.9	(95)%	$23.3	$480.9	(95)%
Principal gains, net	61.8	43.3	43%	117.4	75.1	56%
Commission and clearing fees	13.7	11.9	15%	24.9	22.6	10%
Consulting, management and account fees	13.9	12.7	9%	28.0	27.6	1%
Interest income	10.0	9.8	2%	19.4	14.6	33%
Total revenues	111.3	304.6	(63)%	213.0	620.8	(66)%
Cost of sales of physical commodities	9.3	226.0	(96)%	18.5	471.7	(96)%
Operating revenues	102.0	78.6	30%	194.5	149.1	30%
Transaction-based clearing expenses	3.5	4.7	(26)%	7.0	10.0	(30)%
Introducing broker commissions	22.4	21.7	3%	42.8	41.9	2%
Interest expense	1.8	1.4	29%	3.4	2.5	36%
Net operating revenues	74.3	50.8	46%	141.3	94.7	49%
Variable direct compensation and benefits	4.4	2.4	83%	8.8	7.1	24%
Net contribution	69.9	48.4	44%	132.5	87.6	51%
Fixed compensation and benefits	11.3	11.0	3%	21.6	24.2	(11)%
Other fixed expenses	25.4	32.1	(21)%	48.9	62.0	(21)%
Bad debts, net of recoveries	—	0.5	(100)%	0.1	0.8	(88)%
Non-variable direct expenses	36.7	43.6	(16)%	70.6	87.0	(19)%
Segment income	33.2	4.8	592%	61.9	0.6	n/m
Allocation of overhead costs (1)	12.0	—	n/m	23.5	—	n/m
Segment income, less allocation of overhead costs	$21.2	$4.8	n/m	$38.4	$0.6	n/m

(1)
Includes an allocation of certain overhead costs to our operating segments as noted above for the three and six months ended March 31, 2024. These allocations will be provided on an ongoing basis but have not been calculated for comparable periods.

	Three Months Ended March 31,			Six Months Ended March 31,
	2024	2023	% Change	2024	2023	% Change
Operating Revenues (in millions):
Securities	$25.8	$22.4	15%	$48.4	$43.5	11%
FX / CFD contracts	72.7	52.5	38%	139.3	92.1	51%
Physical contracts	2.0	2.2	(9)%	2.8	8.2	(66)%
Interest / fees earned on client balances	0.7	0.8	(13)%	1.4	1.6	(13)%
Other	0.8	0.7	14%	2.6	3.7	(30)%
	$102.0	$78.6	30%	$194.5	$149.1	30%

Volumes and Other Select Data:
FX / CFD contracts ADV (millions)	$6,388	$8,411	(24)%	$6,668	$8,186	(19)%
FX / CFD contracts RPM	$177	$97	82%	$164	$90	82%

Payments

	Three Months Ended March 31,			Six Months Ended March 31,
(in millions)	2024	2023	% Change	2024	2023	% Change
Revenues:
Sales of physical commodities	$—	$—	—%	$—	$—	—%
Principal gains, net	46.5	46.7	—%	104.0	99.3	5%
Commission and clearing fees	1.4	1.8	(22)%	2.9	3.4	(15)%
Consulting, management, account fees	0.8	0.8	—%	1.7	1.8	(6)%
Interest income	0.6	0.5	20%	1.3	0.7	86%
Total revenues	49.3	49.8	(1)%	109.9	105.2	4%
Cost of sales of physical commodities	—	—	—%	—	—	—%
Operating revenues	49.3	49.8	(1)%	109.9	105.2	4%
Transaction-based clearing expenses	1.7	1.8	(6)%	3.5	3.4	3%
Introducing broker commissions	0.7	0.5	40%	1.3	1.0	30%
Interest expense	0.1	0.1	—%	0.1	0.1	—%
Net operating revenues	46.8	47.4	(1)%	105.0	100.7	4%
Variable compensation and benefits	9.5	9.3	2%	20.1	20.5	(2)%
Net contribution	37.3	38.1	(2)%	84.9	80.2	6%
Fixed compensation and benefits	7.3	17.6	(59)%	14.6	23.1	(37)%
Other fixed expenses	4.5	4.6	(2)%	9.7	8.9	9%
Bad debts	0.9	—	n/m	1.0	—	n/m
Total non-variable direct expenses	12.7	22.2	(43)%	25.3	32.0	(21)%
Segment income	24.6	15.9	55%	59.6	48.2	24%
Allocation of overhead costs (1)	5.2	—	n/m	10.3	—	n/m
Segment income, less allocation of overhead costs	$19.4	$15.9	n/m	$49.3	$48.2	n/m

(1)
Includes an allocation of certain overhead costs to our operating segments as noted above for the three and six months ended March 31, 2024. These allocations will be provided on an ongoing basis but have not been calculated for comparable periods.

	Three Months Ended March 31,			Six Months Ended March 31,
	2024	2023	% Change	2024	2023	% Change
Operating Revenues (in millions):
Payments	$48.4	$48.5	—%	$107.8	$102.7	5%
Other	0.9	1.3	(31)%	2.1	2.5	(16)%
	$49.3	$49.8	(1)%	$109.9	$105.2	4%

Volumes and Other Select Data:
Payments ADV (millions)	$64	$65	(2)%	$69	$70	(1)%
Payments RPM	$12,327	$11,916	3%	$12,453	$11,655	7%

Overhead Costs and Expenses
We incur overhead costs and expenses, including certain shared services such as information technology, accounting and treasury, credit and risk, legal and compliance, and human resources and other activities. The following table provides information regarding overhead costs and expenses.
In addition, for the three and six months ended March 31, 2024, the table provides information regarding the allocation of a portion of these costs to the aforementioned operating segments. The allocation of overhead costs to operating segments includes costs associated with compliance, technology, and credit and risk costs. The share of allocated costs is based on resources consumed by the relevant businesses. In addition, the allocation of human resources and occupancy costs is principally based on employee costs within the relevant businesses.

	Three Months Ended March 31,			Six Months Ended March 31,
(in millions)	2024	2023	% Change	2024	2023	% Change
Compensation and benefits:
Variable compensation and benefits	$16.4	$16.0	2%	$35.8	$31.5	14%
Fixed compensation and benefits	48.7	43.7	11%	89.3	73.6	21%
	65.1	59.7	9%	125.1	105.1	19%
Other expenses:
Occupancy and equipment rental	13.1	10.4	26%	20.4	19.2	6%
Non-trading technology and support	13.6	11.3	20%	26.6	20.9	27%
Professional fees	8.3	4.7	77%	15.8	12.5	26%
Depreciation and amortization	6.1	5.7	7%	11.6	11.4	2%
Communications	1.6	1.5	7%	3.2	3.1	3%
Selling and marketing	4.3	1.1	291%	5.6	2.0	180%
Trading systems and market information	1.5	1.6	(6)%	3.2	3.7	(14)%
Travel and business development	2.1	1.0	110%	3.8	2.6	46%
Other	3.9	3.1	26%	9.1	9.3	(2)%
	54.5	40.4	35%	99.3	84.7	17%
Overhead costs and expenses	119.6	100.1	19%	224.4	189.8	18%
Allocation of overhead costs (1)	(39.4)	—	n/m	(77.6)	—	n/m
Overhead costs and expense, net of allocation to operating segments	$80.2	$100.1	n/m	$146.8	$189.8	n/m

(1)
Includes an allocation of certain overhead costs to our operating segments as noted above for the three and six months ended March 31, 2024. These allocations will be provided on an ongoing basis but have not been calculated for comparable periods.

Balance Sheet Summary
The following table below provides a summary of asset, liability and stockholders’ equity information for the periods indicated.

(Unaudited) (in millions, except for share and per share amounts)	March 31, 2024	September 30, 2023
Summary asset information:
Cash and cash equivalents	$1,305.1	$1,108.3
Restricted cash	$363.0	$—
Cash, securities and other assets segregated under federal and other regulations	$2,838.4	$2,426.3
Securities purchased under agreements to resell	$3,744.6	$2,979.5
Securities borrowed	$1,430.6	$1,129.1
Deposits with and receivables from broker-dealers, clearing organizations and counterparties, net	$7,706.5	$7,443.8
Receivables from clients, net and notes receivable, net	$1,293.4	$688.3
Financial instruments owned, at fair value	$5,666.5	$5,044.8
Physical commodities inventory, net	$616.9	$537.3
Property and equipment, net	$134.2	$123.5
Operating right of use assets	$146.4	$122.1
Goodwill and intangible assets, net	$79.5	$82.4
Other	$325.9	$253.3

Summary liability and stockholders’ equity information:
Accounts payable and other accrued liabilities	$536.6	$579.3
Operating lease liabilities	$181.9	$149.3
Payables to clients	$11,165.4	$9,976.0
Payables to broker-dealers, clearing organizations and counterparties	$391.7	$442.4
Payables to lenders under loans	$253.6	$341.0
Senior secured borrowings, net	$885.9	$342.1
Securities sold under agreements to repurchase	$6,011.7	$4,526.6
Securities loaned	$1,458.6	$1,117.3
Financial instruments sold, not yet purchased, at fair value	$3,223.0	$3,085.6
Stockholders’ equity	$1,542.6	$1,379.1

Common stock outstanding - shares	31,650,247	31,194,867
Net asset value per share	$48.74	$44.21
The Company calculates ROE on stated book value based on net income divided by average stockholders’ equity. For the calculation of ROE on tangible book value, the amount of goodwill and intangibles, net is excluded from stockholders’ equity.

Conference Call & Web Cast
A conference call to discuss the Company’s financial results will be held tomorrow, Thursday, May 9, 2024 at 9:00 a.m. Eastern time. The call may also include discussion of Company developments, and forward-looking and other material information about business and financial matters. A live webcast of the conference call as well as additional information to review during the call will be made available in PDF form on-line on the Company’s corporate web site at https://www.stonex.com. Participants can also access the call by dialing 1-800-715-9871 (within the United States and Canada), or 1-646-307-1963 (international callers) approximately ten minutes prior to the start time. The conference ID will be 2651287.
For those who cannot access the live broadcast, a replay of the call will be available at https://www.stonex.com.
About StoneX Group Inc.
StoneX Group Inc., through its subsidiaries, operates a global financial services network that connects companies, organizations, traders and investors to the global market ecosystem through a unique blend of digital platforms, end-to-end clearing and execution services, high touch service and deep expertise. The Company strives to be the one trusted partner to its clients, providing its network, product and services to allow them to pursue trading opportunities, manage their market risks, make investments and improve their business performance. A Fortune-500 company headquartered in New York City and listed on the Nasdaq Global Select Market (NASDAQ:SNEX), StoneX Group Inc. and its more than 4,300 employees serve more than 54,000 commercial, institutional, and payments clients, and more than 400,000 retail accounts, from more than 40 offices spread across five continents. Further information on the Company is available at www.stonex.com.
Forward Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the Company’s financial condition, results of operations, business strategy and financial needs. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to StoneX Group Inc., are intended to identify forward-looking statements.
These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by StoneX Group Inc. with the SEC, including those risks set forth under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and, to the extent applicable, subsequent Quarterly Reports on Form 10-Q and other filings made time to time with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.
These forward-looking statements speak only as of the date of this press release. StoneX Group Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
StoneX Group Inc.
Investor inquiries:
Kevin Murphy
(212) 403 - 7296
kevin.murphy@stonex.com
SNEX-G

Appendix A
The Company acquired CDI effective October 31, 2022, which resulted in the six months ended March 31, 2023 including a non-taxable gain of $23.5 million. The results of the three and six months ended March 31, 2024 and 2023 include amortization expense related to identified intangible assets, related to the acquisition. The Company acquired Gain Capital Holdings, Inc. effective August 1, 2020. The results of the three and six months ended March 31, 2024 and 2023 include amortization expense related to identified intangible assets, related to the acquisition.
The “adjusted” non-GAAP amounts reflect each item after removing the impact of the gain on acquisition and related amortization expense for the three and six months ended March 31, 2024 and 2023, respectively. Management believes that presenting our results excluding the gain on acquisition and the amortization expense related to the intangible assets identified and recorded as part of these acquisitions is meaningful, as it increases the comparability of period-to-period results.

	Three Months Ended March 31,		Six Months Ended March 31,
(in millions)	2024	2023	2024	2023
Reconciliation of income before tax to adjusted non-GAAP amounts:
Income before tax, as reported (GAAP)	$72.3	$57.5	$168.0	$153.1
Gain on acquisition:
Attributable to tangible assets acquired	—	—	—	(14.6)
Attributable to intangible assets acquired	—	—	—	(8.9)
Total gain on acquisition	—	—	—	(23.5)
Acquisition related expense:
Amortization of intangible assets acquired	1.2	3.0	2.5	6.0
Adjusted income before tax, (non-GAAP)	$73.5	$60.5	$170.5	$135.6

Reconciliation of income tax expense to adjusted non-GAAP amounts:
Income tax expense, as reported (GAAP)	$19.2	$15.8	$45.8	$34.8
Tax effect of the gain on acquisition	—	—	—	—
Tax effect of acquisition related expense	0.3	0.9	0.7	1.7
Adjusted income tax expense, (non-GAAP)	$19.5	$16.7	$46.5	$36.5

Reconciliation of net income to adjusted non-GAAP amounts:
Net income, as reported (GAAP)	$53.1	$41.7	$122.2	$118.3
Total gain on acquisition, net of tax	—	—	—	(23.5)
Acquisition related expense, net of tax	0.9	2.1	1.8	4.3
Adjusted net income (non-GAAP)	$54.0	$43.8	$124.0	$99.1

	Quarter Ended September 30,		Six Months Ended March 31,
(in millions)	2024	2023	2024	2023
Calculation of average stockholders’ equity:
Total stockholders’ equity - beginning of period, as reported (GAAP)	$1,482.8	$1,176.6	$1,379.1	$1,070.1
Total stockholders’ equity - end of period, as reported (GAAP)	1,542.6	1,247.3	1,542.6	1,247.3
Average stockholders’ equity	$1,512.7	$1,212.0	$1,460.9	$1,158.7

Calculation of return on equity:
Net income, as reported (GAAP)	$53.1	$41.7	$122.2	$118.3
Average stockholders’ equity	$1,512.7	$1,212.0	$1,460.9	$1,158.7
Return on equity	14.0%	13.8%	16.7%	20.4%

Calculation of adjusted return on equity (non-GAAP)
Adjusted net income (non-GAAP)	$54.0	$43.8	$124.0	$99.1
Average stockholders’ equity	$1,512.7	$1,212.0	$1,460.9	$1,158.7
Adjusted return on equity (non-GAAP)	14.3%	14.5%	17.0%	17.1%